[FRONT COVER]

[BEGIN SIDEBAR]

SELECT GROWTH AND INCOME FUND

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PROSPECTUS FEBRUARY 28, 2000
(Revised June 29, 2000)


Chase Vista
Select Funds


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO]
CHASE VISTA FUNDS [SM]


PSSGI-1-600X

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
 SELECT GROWTH AND INCOME FUND                        1

 THE FUND'S INVESTMENT ADVISOR                        8

 HOW YOUR ACCOUNT WORKS                              10

 BUYING FUND SHARES                                  11

 SELLING FUND SHARES                                 11

 OTHER INFORMATION CONCERNING THE FUNDS              12

 DISTRIBUTIONS AND TAXES                             12

 WHAT THE TERMS MEAN                                 14

 FINANCIAL HIGHLIGHTS OF THE FUND                    15

 HOW TO REACH US                             Back cover

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CHASE VISTA SELECT GROWTH AND INCOME FUND

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[BEGIN SIDEBAR]

The Fund's objective

The Fund seeks to provide capital growth over the long term and earn income from dividends.

[END SIDEBAR]


The Fund's main investment strategy

The Fund seeks to achieve its objective by investing all of its investible assets in Growth and Income Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risks outlined below apply to Growth and Income Portfolio as well as to the Fund.

Under normal market condition, the Fund invest at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of the S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earning trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flow ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still undervalued. This may include

CHASE VISTA SELECT GROWTH AND INCOME FUND


[BEGIN SIDEBAR]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[END SIDEBAR]


those securities which have appreciated to meet their target valuations.

The Fund may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments. To temporarily defend its assets, the Fund may put any amount of its assets in these investments as well as in U.S. Government debt securities and investment grade debt securities. During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government debt securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval. [LOGO]

The Fund's main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Select Growth and Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if the companies in which it invests do not pay dividends.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

CHASE VISTA SELECT GROWTH AND INCOME FUND


In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of the Fund.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend upon the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments and debt obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund, like any business, could be affected if the computer systems on which it relies fail to properly process information beginning January 1, 2000. The Fund's advisers are updating their own systems and encouraging service providers to do the same, but there's no guarantee these systems will work properly. Year 2000 problems could also hurt issuers whose securities the Fund holds or securities markets generally. [LOGO]


[BEGIN SIDEBAR]

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[END SIDEBAR]

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CHASE VISTA SELECT GROWTH AND INCOME FUND


The Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, the S&P/Barra 500 Value Index, which contains large U.S. companies with low price to book ratios relative to the S&P 500, and the Lipper Multi-Cap Value Average, representing the average performance of actively managed value funds with a variety of market capitalizations. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the S&P/Barra 500 Value Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance data for the Fund before January 1998 is based on the historical performance of Class I shares of the Growth and Income Fund, an investment company which invests all its investible assets in Growth and Income Portfolio, adjusted to eliminate the effects of any sales charges charged on such Class A shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

[BEGIN BAR CHART]

1990       0.16%
1991      59.13%
1992      15.06%
1993      12.99%
1994      -3.41%
1995      27.55%
1996      19.86%
1997      30.07%
1998      14.84%
1999       8.79%

The total return for the Fund from January 1, 2000 to March 31, 2000 was 3.51%.

----------------------------------------
  BEST QUARTER                   33.98%
----------------------------------------
                     1st quarter, 1991

----------------------------------------
  WORST QUARTER                  -13.65%
----------------------------------------
                     3rd quarter, 1990

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
 SHARES                              8.79%         19.96%         17.40%
--------------------------------------------------------------------------------
 S&P/BARRA 500 VALUE                12.72%         22.94%         15.37%
--------------------------------------------------------------------------------
 LIPPER MULTI CAP VALUE AVG.         7.78%         18.48%         13.26%
--------------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                    TOTAL ANNUAL
        MANAGEMENT   DISTRIBUTION     OTHER         FUND OPERATING
        FEE          (12B-1) FEES     EXPENSES      EXPENSES
--------------------------------------------------------------------------------
        0.40%        NONE             0.19%         0.59%
--------------------------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year. The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

[bullet] you invest $10,000
[bullet] you sell all your shares at the end of the period
[bullet] your investment has a 5% return each year, and [bullet] the Fund's operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

        1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
        $60        $189        $329        $738
--------------------------------------------------------------------------------

FUND'S INVESTMENT ADVISER

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase provides the Fund with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, NY 10017.

Chase is entitled to receive a management fee at the annual rate of 0.40% of the average daily net assets of the Fund.

Chase Asset Management, Inc. (CAM) is the sub-adviser to the Fund. It makes the day-to-day investment decisions for the Fund. Chase pays CAM a sub-advisory fee for its services. CAM is a wholly-owned subsidiary of Chase. CAM provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, New York 10036.

Portfolio Managers


Henry Lartigue, Chief Investment Officer at Chase, is responsible for asset allocation and investment strategy for Chase's U.S. domestic equity portfolios. He began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an independent registered investment advisor, from July 1992 to June 1994, when he returned to Chase.

GROWTH AND INCOME FUND

Robert Heintz, Director of Equity Management, Research and Trading at Chase, and Steve O'Keefe, Portfolio Manager at Chase, are responsible for management of the Fund's portfolio. Mr. Heintz has worked at Chase since 1983 in a variety of management positions. Before joining Chase he worked at the Bank of New York as a Portfolio Manager. Mr. O'Keefe joined Chase in 1989. Prior to joining Chase, he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. [LOGO]

HOW YOUR ACCOUNT WORKS

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Who may buy these shares

Only qualified investors may buy shares. Qualified Fund investors are institutions, trusts, partnerships, corporations, qualified and other retirement plans and fiduciary accounts. The financial institution must have an agreement with the Fund to buy and sell shares.

Financial institutions may set other eligibility requirements, including minimum investments. They must maintain at least $5 million in an account with the Fund on behalf of their clients. The Fund may refuse to sell Fund shares to any institution.

Buying Fund shares

Through your financial institution
Tell Chase or your financial institution which Fund you want to buy. Your financial institution is responsible for forwarding orders in a timely manner. Your financial institution may impose different minimum investments and earlier deadlines to buy shares. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. If the account administrator at your financial institution receives your order in proper form before the New York Stock Exchange closes regular trading (or the institution's earlier deadline, if any) and the order, along with payment in federal funds, is received by the Fund before it closes for business, your order will be confirmed at that day's net asset value. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time.) The Fund generally values its assets at its market value but may use fair value if market prices are unavailable.

You can buy shares on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

The Fund will not issue certificates for shares.

Selling Fund shares

Through your financial institution
Tell your financial institution which Fund you want to sell. You must supply the names of the registered shareholders on your account and your account number. Your financial institution is responsible for sending the Fund all necessary documents and may charge you for this service.

You can sell some or all of your shares on any day the Chase Vista Select Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Vista Funds Service Center receives your order in proper form from your financial institution. If the Fund receives your order before the New York Stock Exchange closes regular trading, you will receive that day's net asset value.

The Fund generally sends proceeds of the sale in federal funds to your financial institution on the business day after the Fund receives your request in proper form.

Under unusual circumstances, the Fund may stop accepting orders to sell shares or postpone payment for more than seven days, as federal securities laws permit. [LOGO]

HOW YOUR ACCOUNT WORKS


Other information concerning the Fund

You may authorize your financial institution to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, your financial institution has a responsibility to take all reasonable precautions to confirm that the instructions are genuine. If your financial institution fails to use such reasonable precautions, it may be liable for any losses due to unauthorized or fraudulent instructions. Investors agree, however, that they will not hold the Fund or their financial institution or any of their agents liable for any losses or expenses arising from any sales request, if reasonable precautions are taken.

Your financial institution may offer other services. These could include special procedures for buying and selling Fund shares, such as pre-authorized or systematic buying and selling plans. Each financial institution may establish its own terms and conditions for these services.

Chase and its affiliates and the Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Vista Fund Distributors, Inc. (VFD), a subsidiary of The BISYS Group, Inc., is the Fund's distributor. VFD is unaffiliated with Chase. [LOGO]


Distributions and taxes

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Fund distributes net capital gain at least annually. You have three options for your distributions. You may

[bullet] reinvest all of them in additional Fund shares without a sales charge;

[bullet] take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

[bullet] take all distributions in cash or as a deposit in a pre-assigned bank account.

If your financial institution does not offer distribution reinvestment or if you don't select an option when you open your account, we'll pay all distributions in cash. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation. [LOGO]

HOW YOUR ACCOUNT WORKS


What the terms mean

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer such as it's financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements

VALUE APPROACH: approach which focuses on identifying securities that the advisers believe are undervalued by the market as measured by certain financial formulas. [LOGO]

FINANCIAL HIGHLIGHTS

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The Financial Highlights table is intended to help you understand the Fund's financial performance for the period since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Share.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the year ended October 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by Pricewaterhouse- Coopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

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Chase Vista Select Growth and Income Fund

                                                  Year       1/6/98*
                                                 ended       through
                                              10/31/99      10/31/98
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period           $43.51        $42.00
--------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                         0.53          0.38
   Net gains or losses in securities
   (both realized and unrealized)                5.37          1.47
                                             --------       -------
   Total from investment operations              5.90          1.85
 Less distributions:
   Dividends from net investment income          0.53          0.34
   Distributions from capital gains                --            --
                                             --------       -------
   Total distributions                           0.53          0.34
--------------------------------------------------------------------------------
Net asset value, end of period                 $48.88        $43.51
--------------------------------------------------------------------------------
TOTAL RETURN                                    13.57%         4.38%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
in millions                                      $553          $518
--------------------------------------------------------------------------------
Ratio of expenses to average net assets          0.59%         0.61%#
--------------------------------------------------------------------------------
Ratio of net investment income
to average net assets                            1.08%         1.04%#
--------------------------------------------------------------------------------

* Commencement of operations.
# Short periods have been annualized.

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

HOW TO REACH US

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More information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-34-VISTA or writing to:

Chase Vista Fund Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasevista.com on the Internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5151

(C) 2000 The Chase Manhattan Corporation. All Rights Reserved.     February 2000


[LOGO]
CHASE VISTA FUNDS (SM)


Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039